Exhibit 10.3

EXECUTION VERSION

Hercules Capital Funding Trust 2019-1 Notes

U.S.$250,000,000 OF 4.703% Series 2019-1 Fixed Rate Senior Notes

NOTE PURCHASE AGREEMENT

January 14, 2019

Guggenheim Securities, LLC,
as Initial Purchaser (the “Initial Purchaser”)
330 Madison Avenue
New York, New York 10017

MUFG Securities Americas Inc. (“MUFG”), as Co-Manager
1221 Ave of the Americas, 6th Floor

New York, New York 10020

Wells Fargo Securities, LLC (“Wells Fargo”) as Co-Manager

550 South Tryon Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Section 1.     Authorization of Notes.

Hercules Capital, Inc., a Maryland corporation (the “Originator”), as the sole member of Hercules Capital Funding 2019-1 LLC, a Delaware limited liability company (the “Trust Depositor”), which is the sole holder of the trust certificate of Hercules Capital Funding Trust 2019-1, a Delaware statutory trust (the “Issuer”), has authorized the sale by the Issuer of the 4.703% Series 2019-1 Fixed Rate Notes (the “Notes”) of the Issuer. The Notes will be issued by the Issuer in an aggregate principal amount of $250,000,000. The Notes will be offered by the Issuer pursuant to the Memoranda (as defined below). The Issuer was formed pursuant to (i) a Trust Agreement, dated as of December 20, 2018, as amended and restated as of the Closing Date (as defined below) (the “Trust Agreement”) between the Trust Depositor, Wilmington Trust, National Association, as the owner trustee (the “Owner Trustee”), and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on December 20, 2018. In addition to the Notes, the Issuer is issuing a trust certificate (the “Certificate”). The Certificate will represent a fractional undivided beneficial interest in the Issuer. The Certificate will be issued pursuant to the Trust Agreement. The Notes will be issued pursuant to an Indenture, to be dated as of the Closing Date (the “Indenture”), between the Issuer and U.S. Bank National Association, as the trustee (the “Trustee”). The Notes will be secured by the assets of the Issuer. The primary assets of the Issuer will be a pool of senior secured loans made to life sciences companies and technology companies (including participations therein) and secured by security interests in certain assets of those companies, originated by the Originator or its affiliates (collectively, the “Loans”). The Trust Depositor will acquire Loans from the Originator pursuant to a Sale and Contribution Agreement, to be dated as of the Closing Date (the “Sale and Contribution Agreement”) between the Originator and the Trust Depositor. Pursuant to a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), among the Issuer, Hercules Capital, Inc., as the seller and as the servicer (the “Servicer”), the Trust Depositor, and the Trustee, the Trust Depositor will sell, transfer and convey to the Issuer, without recourse, all of its right, title and interest in the Loans in consideration for the Issuer’s payment of a portion of the proceeds of the Notes and the issuance of the Certificate to the Trust Depositor. Pursuant to the Indenture, as security for the indebtedness represented by the Notes, the Issuer will pledge and grant to the Trustee a security interest in the Loans, and its rights under the Sale and Contribution Agreement and the Sale and Servicing Agreement. This Note Purchase Agreement (the “Agreement”), the Trust Agreement, the Sale and Contribution Agreement, the Sale and Servicing Agreement, and the Indenture are referred to collectively herein as the “Transaction Documents.” For purposes of the Credit Risk Retention Rules (as defined below), the Originator is also the sponsor of the securitization transaction being undertaken by the Issuer pursuant to the Transaction Documents.

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement.

The Notes are to be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act (“QIBs”) and in offshore transactions to non-U.S. persons in reliance on Regulation S under the Securities Act (“Regulation S”).

In connection with the sale of the Notes, the Originator has prepared a preliminary offering memorandum dated January 7, 2019 (including any exhibits, amendments or supplements thereto and all information incorporated therein by reference, the “Preliminary Memorandum”), and a final offering memorandum dated on or about January 15, 2019 (including any exhibits, amendments or supplements thereto and all information incorporated therein by reference, the “Final Memorandum”, and each of the Preliminary Memorandum and the Final Memorandum, a “Memorandum” or together the “Memoranda”) including a description of the terms of the Notes, the terms of the offering, and the Issuer. The Originator has also posted information relating to the performance of the Loans, one or more marketing books, and certain additional information and documents concerning the Notes, the Loans and the Originator to a password protected Internet site accessible by potential investors (such information the “Additional Offering Materials”). It is understood and agreed that 2:47 p.m. New York time on January 14, 2019 constitutes the time of the contract of sale of the Notes for purposes of Rule 159 under the Securities Act (the “Time of Sale”). It is further understood and agreed that the Preliminary Offering Memorandum and the Additional Offering Materials as of the Time of Sale shall be the entirety of the information conveyed to investors as of the Time of Sale, and that “Time of Sale Information” shall refer exclusively to such information, in either case in such form that has not been superseded by any amendment or supplement thereto.

It is understood and agreed that nothing in this Agreement shall prevent the Initial Purchaser from entering into any agency agreements, underwriting agreements or other similar agreements governing the offer and sale of securities with any issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting the Initial Purchaser’s right to sell or offer for sale any securities issued by any person, including securities similar to, or competing with, the Notes.

Each of the Issuer, the Originator, the Servicer and the Trust Depositor, as applicable, hereby agrees with you, (i) the Initial Purchaser, and (ii) the Co-Managers (as defined below) as follows:

Section 2.     Purchase and Sale of Notes.

(a)     Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Issuer agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to use commercially reasonable efforts to place, the aggregate principal amount of Notes set forth on Schedule I hereto with investors on a private placement basis in accordance with the terms hereof. The Notes will be purchased at a price equal to $249,994,950, subject to the payment by the undersigned to the Initial Purchaser of the “Financing Fee” as set forth in the letter agreement dated December 11, 2018 from the Initial Purchaser to the Originator (as amended, restated, supplemented or modified from time to time, the “Initial Purchaser Engagement Letter”). It is understood and agreed that the Initial Purchaser is not acquiring and has no obligation to acquire the Certificate and the Certificate will be acquired by the Trust Depositor on the Closing Date pursuant to the Trust Agreement. It is further understood and agreed that (i) the Initial Purchaser may retain the Notes, purchase the Notes for its own account, or sell the Notes to its affiliates or to any other investor in accordance with the applicable provisions hereof and of the Indenture and that (ii) MUFG and Wells Fargo will act as Co-Managers (collectively the “Co-Managers”). The Notes sold hereby shall be issued and sold free from all liens, charges and encumbrances, equities and other third party rights of any nature whatsoever, together with all rights of any nature whatsoever attaching or accruing to them now or after the date of this Agreement. The Initial Purchaser shall have the right to reject, in whole or in part, any offer received by it to purchase Notes and any such rejection by the Initial Purchaser shall not be deemed a breach of the agreements contained herein.

(b)     In addition, whether or not the transactions contemplated hereby shall be consummated, the Originator agrees to pay (or cause to be paid by the Issuer) certain costs and expenses incidental to the performance by the Originator of its obligations hereunder and under the documents to be executed and delivered in connection with the offering, issuance, sale, exchange and delivery of the Notes (the “Documents”), including, without duplication, (i) the reasonable and documented out-of-pocket fees and disbursements of counsel to the Originator; (ii) the reasonable and documented out-of-pocket fees and expenses of any trustees or custodian due to such trustees’ or custodian’s initial expenses incurred in connection with the issuance of the Notes and their or its counsel, as applicable; (iii) the reasonable and documented out-of-pocket fees and expenses of any bank establishing and maintaining accounts on behalf of the holders of the Notes in accordance with the Sale and Servicing Agreement; (iv) the reasonable and documented out-of-pocket fees and expenses of the accountants for the Originator, including the fees for the “comfort letters” or “agreed-upon procedures letters” required by the Initial Purchaser, and in connection with the valuation of the Retention Interest (as defined below) in satisfaction of the Credit Risk Retention Rules, any rating agency or any purchaser in connection with the offering, sale, issuance and delivery of the Notes; (v) the reasonable and documented out-of-pocket expenses incurred in connection with the preparation and distribution of each Memorandum, the Additional Offering Materials, the third party due diligence reports described in Section 4(a)(xxxvii) hereof, the marketing roadshow and all expenses incurred in connection with the preparation and distribution of the Transaction Documents; (vi) the fees charged by any securities rating agency for rating the Notes; (vii) the reasonable and documented out-of-pocket fees for any securities identification service for any CUSIP or similar identification number required by the purchasers or requested by the Initial Purchaser; (viii) all reasonable and documented out-of-pocket fees and disbursements of counsel to the Initial Purchaser and the Co-Managers; (ix) the reasonable and documented out-of-pocket expenses in connection with the qualification of the Notes for offering and sale under state securities laws, including the reasonable and documented out-of-pocket fees and disbursements of counsel and, if necessary in the reasonable judgment of the Initial Purchaser, the cost of the preparation and reproduction of any “blue sky” or legal investment memoranda; (x) any federal, state or local taxes, registration or filing fees (including Uniform Commercial Code financing statements) or other similar payments to any federal, state or local governmental authority in connection with the offering, sale, issuance and delivery of the Notes; and (xi) the reasonable and documented out-of-pocket fees and expenses of any special counsel or other experts required to be retained by the Initial Purchaser and the Co-Managers to provide advice, opinions or assistance in connection with the offering, issuance, sale and delivery of the Notes. For the avoidance of doubt, the Initial Purchaser and the Co-Managers shall not be responsible for any such expenses. Notwithstanding the foregoing, none of the Originator, the Trust Depositor, the Servicer or the Issuer shall be liable to the Initial Purchaser or the Co-Managers for loss of anticipated profits from the transactions covered by this Agreement.

Section 3.     Delivery.

Delivery of the Notes shall be made in the form of one or more global certificates delivered to The Depository Trust Company or its designated agent at 12:00 p.m. New York, New York time, on January 22, 2019 or such other place, time or date as may be mutually agreed upon by the Initial Purchaser and the Originator (the “Closing Date”). Subject to the foregoing, the Notes will be registered in such names and such denominations as the Initial Purchaser shall specify in writing to the Originator, the Issuer, and the Trustee. The Certificate shall be delivered to the Trust Depositor on the Closing Date in fully registered, certificated form in the permitted denominations and the required proportions as set forth in the Final Memorandum.

Section 4.     Representations and Warranties of the Originator, the Trust Depositor, the Servicer and the Issuer.

(a)        Each of the Originator, the Trust Depositor, the Servicer and the Issuer, with respect to itself, hereby represents and warrants to the Initial Purchaser and the Co-Managers, as of the date hereof (other than with respect to clauses (xvi) and (xix) below) and as of the Closing Date, that:

(i)     The Final Memorandum and any additional information and documents concerning the Notes, including but not limited to the Additional Offering Materials, did not, as of their respective date or dates on which such statements contained therein were made, and the Final Memorandum and the Additional Offering Materials and any amendment or supplement thereto, will not, each as of their respective date or dates on which such statements contained therein were made and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in each, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made regarding the Initial Purchaser Information or the Co-Manager Information (as defined in Section 8(e) below).

(ii)    The Time of Sale Information, as of the Time of Sale, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made regarding the Initial Purchaser Information or the Co-Manager Information.

(iii)   Each of the Originator, the Trust Depositor, the Servicer and the Issuer has been duly organized and is validly existing as a Maryland corporation, a Delaware limited liability company or a Delaware statutory trust, as applicable, in good standing under the laws of its jurisdiction of organization. The Originator, the Trust Depositor, the Servicer and the Issuer each has all corporate, trust or limited liability company, as applicable, power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in each Memorandum and has all licenses necessary (and has not received any notice of proceedings relating to the revocation or modification of any such licenses) to carry on its business as it is now being conducted and is licensed and qualified in each jurisdiction in which the conduct of its business (including, without limitation, the origination, acquisition and servicing, as applicable, of Loans and Related Property and performing its obligations hereunder and under the other Transaction Documents) requires such licensing or qualification and in which the failure so to qualify would have a material adverse effect on (i) the business, operations, properties, assets, liabilities, or shareholders’ equity, earnings, financial condition or results of operations of the Originator and its subsidiaries, considered as one enterprise, or (ii) the ability of the Originator, the Trust Depositor, the Servicer and the Issuer to perform their respective obligations hereunder or under the other Transaction Documents.

(iv)     This Agreement has been duly authorized, executed and delivered by the Originator, the Trust Depositor, the Servicer and the Issuer and, assuming due authorization, execution and delivery thereof by the other parties hereto, constitutes a valid and legally binding obligation of the Originator, the Trust Depositor, the Servicer and the Issuer enforceable against the Originator, the Trust Depositor, the Servicer and the Issuer in accordance with its terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(v)     On the Closing Date, each of the Transaction Documents to which the Originator, the Trust Depositor, the Servicer or the Issuer is a party will have been duly authorized, executed and delivered by the Originator, the Trust Depositor, the Servicer and the Issuer, as applicable, and, assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute valid and binding agreements of the Originator, enforceable against the Originator, the Trust Depositor, the Servicer and the Issuer, as applicable, in accordance with their respective terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(vi)     On the Closing Date, the Notes will have been duly authorized, and when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with this Agreement, the Notes will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity, and will be entitled to the benefits of the Indenture.

(vii)     Other than as set forth in or contemplated by each Memorandum, there are no legal or governmental proceedings pending to which the Originator, the Trust Depositor, the Servicer or the Issuer is a party or of which any property or assets of the Originator, the Trust Depositor, the Servicer and the Issuer are the subject of which could reasonably be expected to have a material adverse effect on (i) the business, operations, properties, assets, liabilities, shareholders’ equity, earnings, financial condition or results of operations of the Originator and its subsidiaries, considered as one enterprise, or (ii) the ability of the Originator, the Trust Depositor, the Servicer and the Issuer to perform their respective obligations hereunder or under the other Transaction Documents; and to the knowledge of the Originator, the Trust Depositor, the Servicer and the Issuer, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(viii)     The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation by each of the Originator, the Trust Depositor, the Servicer and the Issuer of the transactions contemplated herein and therein and in all documents relating to the Notes will not result in any breach or violation of, or constitute a default under, any agreement or instrument to which the Originator, the Trust Depositor, the Servicer or the Issuer is a party or to which any of its properties or assets are subject, except for such of the foregoing as to which relevant waivers, consents or amendments have been obtained and are in full force and effect or which would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, liabilities, shareholders’ equity, earnings, financial condition or results of operations of the Originator and its subsidiaries, considered as one enterprise, on the ability of the Originator, the Trust Depositor, the Servicer or the Issuer to perform their respective obligations hereunder or under the other Transaction Documents, nor will any such action result in a violation of the amended trust agreement or limited liability company agreement, as applicable, of the Originator, the Trust Depositor, the Servicer or the Issuer or any applicable law.

(ix)     (i) None of the Trust Depositor, the Issuer or the pool of Loans is, or after giving effect to the transactions contemplated by the Transaction Documents will be, (a) required to be registered as an “investment company” under the 1940 Act or (b) required to register under the Commodity Exchange Act of 1922, as amended, as a “commodity pool” and (ii) neither the Trust Depositor nor the Issuer is “controlled” by an investment company within the meaning of the 1940 Act. The Issuer will rely on an exemption from the definition of “investment company” under the 1940 Act contained in Rule 3a-7 thereunder, although there may be additional exclusions or exemptions available to the Issuer. The Issuer is being structured so as not to constitute a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (such statutory provision together with such implementing regulations, the “Volcker Rule”).

(x)     Assuming the Initial Purchaser’s representations herein are true and accurate, it is not necessary in connection with the offer, sale or exchange and delivery of the Notes in the manner contemplated by this Agreement and each Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(xi)     The Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act. As of the Closing Date, the Notes will not be (i) of the same class as securities listed on a national securities exchange in the United States that is registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) quoted in any “automated inter-dealer quotation system” (as such term is used in the Exchange Act) in the United States.

(xii)     At the time of execution and delivery of the Sale and Contribution Agreement, the Originator owned the Loans to be conveyed by it on the Closing Date free and clear of all liens, encumbrances, adverse claims or security interests (“Liens”) other than Liens permitted by the Transaction Documents and the Originator had the power and authority to transfer such loans to the Trust Depositor. At the time of execution and delivery of the Sale and Servicing Agreement, the Trust Depositor owned the Loans to be conveyed by it on the Closing Date free and clear of all Liens other than Liens permitted by the Transaction Documents and the Trust Depositor had the power and authority to transfer such Loans to the Issuer.

(xiii)     Upon the execution and delivery of the Transaction Documents, delivery to the Issuer of the Loans and delivery to, or upon the order of, the Trust Depositor of the net proceeds of the Notes and the Certificate, the Issuer will own the Loans conveyed to it on the Closing Date and the Trust Depositor will acquire title to the Certificate, in each case free of Liens except such Liens as may be permitted in the Transaction Documents. Upon the execution and delivery of the Transaction Documents, payment by the Initial Purchaser for the Notes and delivery to the Initial Purchaser of the Notes, the Initial Purchaser will acquire title to the Notes, free and clear of Liens except such Liens as may be granted or created by the Initial Purchaser and those permitted in the Transaction Documents.

(xiv)     No consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Notes by the Issuer to the Initial Purchaser or the execution, delivery and performance by the Issuer of this Agreement or the other Transaction Documents to which it is a party, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or blue sky laws in connection with the sale or exchange and delivery of the Notes in the manner contemplated herein.

(xv)     The Loans in all material respects have the characteristics described in the Time of Sale Information and the Final Memorandum.

(xvi)     Each of the representations and warranties of the Originator, the Trust Depositor, the Servicer and the Issuer set forth in each of the other Transaction Documents is true and correct in all material respects.

(xvii)    With respect to any Notes subject to the provisions of Regulation S of the Securities Act, none of the Originator, the Servicer, the Trust Depositor nor the Issuer has offered or sold such Notes during the Distribution Compliance Period to a person (other than the Initial Purchaser) who is within the United States or its possessions or to a United States person. For this purpose, the term “Distribution Compliance Period” is defined as such term is defined in Regulation S and the terms “United States or its possessions” and “United States person” are defined as such terms are defined for purposes of Treas. Reg. § 1.163-5(c)(2)(i)(D).

(xviii)     Since the date of the latest audited financial statements of the Originator, there has been no change nor any development or event involving a prospective change which has had or could reasonably be expected to have a material adverse effect on (i) the business, operations, properties, assets, liabilities, shareholders’ equity, earnings, financial condition or results of operations of the Originator and its subsidiaries, considered as one enterprise, or (ii) the ability of the Originator, the Trust Depositor, the Servicer or the Issuer to perform their respective obligations hereunder or under the other Transaction Documents.

(xix)     The Notes, the Certificate and the Transaction Documents conform in all material respects to the descriptions thereof in the Final Memorandum.

(xx)     Any taxes, fees, and other governmental charges in connection with the offering of the Notes, the execution and delivery of this Agreement and the other Transaction Documents, the execution, delivery and transfer of the Certificate and the execution, delivery, and sale or exchange of the Notes have been or will be paid by or on behalf of the Originator, the Trust Depositor, the Servicer or the Issuer at or before the Closing Date.

(xxi)     None of the Originator, the Trust Depositor, the Servicer, the Issuer or any Person acting on its behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance, sale or exchange of the Notes to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(xxii)     No proceeds received by the Originator, the Trust Depositor, the Servicer or the Issuer in respect of the Notes will be used by the Originator, the Trust Depositor, the Servicer, or the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.

(xxiii)     (i) Each of the Originator, the Trust Depositor, the Servicer, the Issuer and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a material adverse effect on (A) the business, operations, properties, assets, liabilities, shareholders’ equity, earnings, financial condition or results of operations of the Originator and its subsidiaries, considered as one enterprise, or (B) the ability of the Originator, the Trust Depositor, the Servicer or the Issuer to perform their respective obligations hereunder or under the other Transaction Documents and (ii) no lien under Section 303(k) of ERISA or Section 430(k) of the Code exists on any of the Collateral. As used in this paragraph, the term “ERISA Affiliate” means, with respect to any Person, a corporation, trade or business that is, along with such Person, a member of a controlled group (as described in Section 414 of the Code or Section 4001 of ERISA).

(xxiv)     None of the Originator, the Trust Depositor, the Servicer, the Issuer nor any of their respective properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of its jurisdiction of organization.

(xxv)     None of the Originator, the Trust Depositor, the Servicer or the Issuer, has paid or agreed to pay to any person any compensation for soliciting another to purchase or exchange any of the Notes (except as contemplated by this Agreement and the Initial Purchaser Engagement Letter).

(xxvi)   No event has occurred which, had the Notes already been issued, might (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an event of default or such other similar term howsoever used or defined in any Transaction Document.

(xxvii)   None of the Originator, the Trust Depositor, the Servicer or the Issuer has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any Note or to facilitate the sale or resale of the Notes.

(xxviii)  (A) The purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Originator, the Trust Depositor, the Servicer and the Issuer, on the one hand, and the Initial Purchaser, on the other hand, and each of the Originator, the Trust Depositor, the Servicer and the Issuer is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (B) in connection with each transaction contemplated hereby, none of the Originator, the Trust Depositor, the Servicer, or the Issuer is relying on the Initial Purchaser as the financial advisor, agent (except to the extent provided in this Agreement) or fiduciary of the Originator or any of its affiliates, stockholders, creditors or employees or any other party; (C) the Initial Purchaser has no obligation to any of the Originator, the Trust Depositor, the Servicer or the Issuer with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (D) each of the Originator, the Trust Depositor, the Servicer and the Issuer acknowledge that the Initial Purchaser and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Originator, the Trust Depositor, the Servicer and the Issuer, and the Initial Purchaser has no obligation to disclose any of such interests by virtue of any advisory or fiduciary relationship; and (E) each of the Originator, the Trust Depositor, the Servicer and the Issuer and has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and is not relying on the Initial Purchaser for any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby.

(xxix)     On and immediately after the Closing Date, each of the Originator, the Trust Depositor, the Servicer and the Issuer (after giving effect to the issuance of the Notes and to the other transactions related thereto as described in the Time of Sale Information and the Final Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and any Person, that on such date (A) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale or exchange of the Notes as contemplated by this Agreement, the Time of Sale Information and the Final Memorandum, such Person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(xxx)      The Originator has provided a written representation (the “17g5 Representation”) to Kroll Bond Rating Agency, Inc. (the “Hired NRSRO”), which satisfies the requirements of paragraph Rule 17g-5(a)(3)(iii) of the Exchange Act (“Rule 17g5”) and a copy of which has been delivered to the Initial Purchaser. The Originator has complied with the representations, certifications and covenants made to the Hired NRSRO in connection with the 17g5 Representation.

(xxxi)      The Originator has not taken, nor will it take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes.

(xxxii)     No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Memorandum or the Final Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xxxiii)    Each of the Originator, the Servicer and the Trust Depositor represents and warrants that there are no contracts, agreements or understandings between the Issuer and any person granting such person the right to require the Issuer to file a registration statement under the Securities Act with respect to any Notes owned or to be owned by such person or to include any Notes in any securities registered pursuant to any registration statement filed by the Issuer under the Securities Act.

(xxxiv)      No action has been taken by any governmental agency or body and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or suspends the sale or exchange of the Notes in any jurisdiction; no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Originator that would prevent or suspend the issuance, sale or exchange of the Notes, or the use of any of the Preliminary Memorandum, the Final Memorandum or the Additional Offering Materials in any jurisdiction; no action, suit or proceeding is pending against or, to the best of the knowledge of the Originator, threatened against or affecting the Originator, the Trust Depositor, the Servicer or the Issuer before any court or arbitrator or any governmental body, agency or official, domestic or foreign, that could reasonably be expected to interfere with or adversely affect the issuance or exchange of the Notes or in any manner draw into question the validity of the Notes, any related agreement or this Agreement or any action taken or to be taken pursuant hereto or thereto.

(xxxv)     The Originator has complied, and is the appropriate entity to comply, with all requirements imposed on the “sponsor of a securitization transaction” in accordance with the final rules contained in Regulation RR, 17 C.F.R. §246.1, et seq. (as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency from time to time, the “Credit Risk Retention Rules”), in each case directly or (to the extent permitted by the Credit Risk Retention Rules) through a “majority-owned affiliate” (as defined in the Credit Risk Retention Rules, a “Majority-Owned Affiliate”). On the Closing Date, the Originator or a Majority-Owned Affiliate of the Originator will retain an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) equal to at least 5% of the fair value (determined using a fair value measurement framework under United States generally accepted accounting principles) of all the “ABS interests” (as defined in the Credit Risk Retention Rules) in the Issuer issued as part of the transactions contemplated by the Transaction Documents (such interest, the “Retained Interest”). The Originator has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and is solely responsible therefor. The Preliminary Memorandum contains and the Final Memorandum will contain, as applicable, all of the required disclosures under 17 C.F.R. §246.4(c)(1).

(xxxvi)     None of the Originator nor any of its affiliates has entered into or contemplates entering into, directly or indirectly, any hedging, financing or transfer of the Retention Interest in contravention of the Credit Risk Retention Rules or the Transaction Documents.

(xxxvii)     Third Party Due Diligence Reports.

(1)      The Issuer has not obtained (and, through and including the Closing Date, will not obtain) any third party due diligence report contemplated by Rule 15Ga-2 under the Exchange Act (“Due Diligence Report”) in connection with the transactions contemplated by this Agreement and the Memoranda other than the agreed-upon procedures report (the “Accountants’ Due Diligence Report”), in form and substance reasonably satisfactory to the Initial Purchaser, obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Loans to information on a data tape relating to the Loans (the “Accountants”), a copy of which has been furnished to the Initial Purchaser, at the request of the Issuer; and, except for the Accountants with respect to the Accountants’ Due Diligence Report, the Issuer has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act (“Due Diligence Services”) in connection with the transactions contemplated by this Agreement and the Memoranda. The Accountants have consented to the use of the Accountants’ Due Diligence Report in the preparation of a Form 15G (as defined below) furnished on EDGAR as required by Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”);

(2)      Any certification on Form ABS Due Diligence-15E (a “Form 15E”) received by the Issuer from the Accountants in connection with the Due Diligence Services provided by the Accounting Firm was promptly posted, after receipt, as required by Rule 17g-5 under the Exchange Act on the Rule 17g-5 website established by or on behalf of the Issuer, and the Issuer has not received any other Form 15E from any party;

(3)      The Issuer (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting all other requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the United States Securities and Exchange Commission and the Exchange Act; and (B) furnished each such Form 15G to the United States Securities and Exchange Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Memoranda as required by Rule 15Ga-2; and

(4)      No portion of any Form 15G contains any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999.

Section 5.     Sale of the Notes to the Initial Purchaser.

The sale of the Notes to the Initial Purchaser will be made without registration of the Notes under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

(a)     The Originator, the Initial Purchaser, the Trust Depositor, the Servicer and the Issuer hereby agree that the Notes will be offered and sold only in transactions exempt from registration under the Securities Act. The Originator, the Initial Purchaser, the Trust Depositor, the Servicer and Issuer will each reasonably believe at the Time of Sale and the initial resale of the Notes by the Initial Purchaser (i) that either (A) each purchaser of the Notes is an institutional investor that is a QIB who is a Qualified Purchaser purchasing for its own account (or for the accounts of QIBs who are Qualified Purchasers to whom notice has been given that the sale is being made in reliance on Rule 144A) in transactions meeting the requirements of Rule 144A, or (B) each purchaser that is a non-U.S. person is acquiring the Notes in an offshore transaction meeting the requirements of Regulation S and is a Qualified Purchaser, and (ii) that the offering of the Notes will be made in a manner that will enable the offer and sale of the Notes to be exempt from registration under state securities or Blue Sky laws; and each such party understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose. The Originator, the Initial Purchaser, the Trust Depositor, the Servicer and the Issuer each further agrees not to engage (and represents that it has not engaged) in any activity that would constitute a public offering of the Notes within the meaning of Section 4(2) of the Securities Act.

(b)     The Initial Purchaser hereby represents and warrants to and agrees with the Originator, that (i) it will offer the Notes only (A) to persons who it reasonably believes are QIBs who are Qualified Purchasers in transactions meeting the requirements of Rule 144A, or (B) to non-United States persons it reasonably believes are Qualified Purchasers in offshore transactions in accordance with Regulation S. The Initial Purchaser further agrees that it will deliver to each purchaser of the Notes, at or prior to the Time of Sale, a copy of the Time of Sale Information, as then amended or supplemented; (ii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000, as amended (the “FSMA”) with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer.

(c)     The Initial Purchaser hereby represents and agrees that all offers and sales of the Notes by it to non-United States persons, prior to the expiration of the Distribution Compliance Period, will be made only in accordance with the provisions of Rule 903 or Rule 904 of Regulation S (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Global Note, as contemplated in the Indenture) and only upon receipt of certification of beneficial ownership of the securities by a non-United States person in the form provided in the Indenture. For this purpose, the term “Distribution Compliance Period” is defined as such term is defined in Regulation S and the term “United States person” is defined as such term is defined for purposes of Treas. Reg. §1.163-5(c)(2)(i)(D).

(d)     The Initial Purchaser represents and agrees that (a) it has not delivered, and will not deliver, any Rating Information to the Hired NRSRO without the prior consent of a designated representative of the Originator and (b) it has not participated, and will not participate, in any oral communication regarding Rating Information with the Hired NRSRO unless a designated representative from the Originator consents to or participates in such communication; provided, however, that if an Initial Purchaser receives an oral communication from the Hired NRSRO, such Initial Purchaser is authorized to inform the Hired NRSRO that it will respond to the oral communication with a designated representative from the Originator. For purposes of this paragraph, “Rating Information” means any information that could reasonably be determined to be relevant to: (i) determining an initial credit rating for the Notes (as contemplated by Rule 17g-5(a)(3)(iii)(C)) or (ii) undertaking credit rating surveillance for the Notes (as contemplated by Rule 17g-5(a)(3)(iii)(D)).

(e)     The Initial Purchaser hereby represents that it is duly authorized and possesses the requisite limited liability company power to enter into this Agreement.

(f)     Each of the Co-Managers hereby represents that (i) it is duly authorized and possesses the requisite corporate power to enter into this Agreement and (ii) it has not taken any action or expended any effort in connection with the marketing of the offering of the Notes.

Section 6.     Certain Agreements of the Originator, the Trust Depositor, the Servicer and the Issuer.

The Originator, the Trust Depositor, the Servicer and the Issuer, each with respect to itself, covenants and agrees with the Initial Purchaser as follows:

(a)     If, at any time prior to the completion of distribution of the Notes (as determined by the Initial Purchaser), any event involving the Originator, the Servicer, the Trust Depositor or the Issuer shall occur as a result of which the Final Memorandum (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Originator will promptly notify the Initial Purchaser and prepare and furnish to the Initial Purchaser an amendment or supplement to the Final Memorandum that will correct such statement or omission. None of the Originator, the Trust Depositor, the Servicer or the Issuer will at any time amend or supplement the Final Memorandum (i) prior to having furnished the Initial Purchaser with a copy of the proposed form of the amendment or supplement and giving the Initial Purchaser a reasonable opportunity to review the same or (ii) in a manner to which the Initial Purchaser or its counsel shall object. The Initial Purchaser’s consent to or its delivery to prospective investors of such amendment or supplement shall not constitute a waiver of any of the conditions set forth in Section 7 hereof. In the event that the Initial Purchaser shall incur any costs in connection with the reformation of a contract of sale with any investor that received the Time of Sale Information that contained an untrue statement of a material fact or failed to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Originator, the Servicer, the Trust Depositor and the Issuer jointly and severally agree to reimburse the Initial Purchaser for such costs, provided that the untrue statement or omission in the Time of Sale Information did not relate solely to Initial Purchaser Information.

(b)     During the period referred to in Section 6(a), the Originator will furnish to the Initial Purchaser, without charge, copies of the Final Memorandum (including all exhibits and documents incorporated by reference therein), the Transaction Documents and all amendments or supplements to such documents, in each case, as soon as reasonably available and in such quantities as the Initial Purchaser may from time to time reasonably request.

(c)     During the period referred to in Section 6(a), the Originator shall promptly prepare, upon the reasonable request of the Initial Purchaser, any amendments of or supplements to the Final Memorandum that in the opinion of the Initial Purchaser may be reasonably necessary to enable the Initial Purchaser to continue to sell the Notes, subject to the approval of the Initial Purchaser’s counsel.

(d)     At all times during the period referenced in Section 6(a), (i) the Originator will make available to each offeree the Additional Offering Materials subject to such offeree's acceptance of the confidentiality requirements with respect thereto and such information concerning any other relevant matters as it or any of its affiliates possess or can acquire without unreasonable effort or expense, as determined in good faith by it or such affiliate, as applicable, (ii) the Originator will provide each offeree the opportunity to ask questions of, and receive answers from, it concerning the terms and conditions of the offering and to obtain any additional information, to the extent it or any of its affiliates possess such information or can acquire it without unreasonable effort or expense (as determined in good faith by it or such affiliate, as applicable), necessary to verify the accuracy of the information furnished to the offeree, (iii) none of the Originator, the Trust Depositor, the Servicer or the Issuer will publish or disseminate any material in connection with the offering of the Notes except as contemplated herein or as consented to by the Initial Purchaser or in connection with the Originator’s disclosure obligations under the Exchange Act, provided that no such disclosure under the Exchange Act would result in a requirement that the offering of the Notes be registered under §5 of the Securities Act, (iv) the Originator will take such action as the Initial Purchaser may reasonably request to obtain an exemption from registration requirements or to qualify the Notes for offering and sale under the state securities laws of such jurisdictions in the United States of America, its territories and possessions, as the Initial Purchaser may request, (v) the Originator, the Trust Depositor, the Servicer and the Issuer will advise the Initial Purchaser promptly of the receipt by any of them of any communication from the SEC or any state securities authority concerning the offering, sale or exchange of the Notes, (vi) the Originator, the Trust Depositor, the Servicer and the Issuer will advise the Initial Purchaser promptly of the commencement of any lawsuit or proceeding to which the Originator, the Trust Depositor, the Servicer and the Issuer is a party relating to the offering, sale or exchange of the Notes, and (vii) the Originator will advise the Initial Purchaser of the suspension of the qualification of the Notes for offering, sale or exchange in any jurisdiction, or the initiation or threat of any procedure for any such purpose.

(e)     The Originator will furnish, upon the written request of any Noteholder or of any owner of a beneficial interest in a Note, such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act (i) to such Noteholder or beneficial owner, (ii) to a prospective purchaser of a Note or interest therein who is a QIB and a Qualified Purchaser designated by such Noteholder or beneficial owner, or (iii) to the Trustee for delivery to such Noteholder, beneficial owner or prospective purchaser, in order to permit compliance by such Noteholder or beneficial owner with Rule 144A in connection with the resale of such Note or beneficial interest therein by such holder or beneficial owner in reliance on Rule 144A unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b).

(f)     Except as otherwise provided in the Indenture, each Note will contain a legend to the effect set forth in the Final Memorandum.

(g)     The Originator, the Trust Depositor, the Servicer and the Issuer the agree that no future offer and sale of Notes of the Issuer will be made if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer and sale would require the registration under the Securities Act of the offering contemplated by the Time of Sale Information and the Final Memorandum.

(h)     None of the Originator, the Trust Depositor, the Servicer or the Issuer will take or permit, or cause any of their affiliates to take, any action whatsoever which would have the effect of requiring the registration under the Securities Act of the offering or sale of the Notes contemplated by the Time of Sale Information and the Final Memorandum. The Originator, the Trust Depositor, the Servicer or the Issuer will cause the filing of such statements and reports as may be required under the Securities Act or the Exchange Act.

(i)     None of the Originator, the Trust Depositor, the Servicer or the Issuer, or any Person acting on their behalf shall engage in any form of general solicitation or general advertising with respect to the Notes or in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and the Originator, the Trust Depositor, the Servicer, the Issuer and each Person acting on their behalf shall comply with the applicable offering restrictions requirements of Regulation S.

(j)     None of the Originator, the Trust Depositor, the Servicer nor the Issuer shall solicit any offer to buy from or offer to sell or sell to any Person any Notes, except through the Initial Purchaser or with the consent of the Initial Purchaser and/or as otherwise specified in the Indenture at any time prior to the Closing Date; on or prior to the Closing Date, none of the Originator, the Trust Depositor, the Servicer nor the Issuer shall publish or disseminate any material other than the Additional Offering Materials consented to by the Initial Purchaser, the Time of Sale Information and the Final Memorandum in connection with the offer or sale of the Notes as contemplated by this Agreement, unless the Initial Purchaser shall have consented to the use thereof; if the Originator, the Trust Depositor, the Servicer or the Issuer makes any press release including “tombstone” announcements, in connection with the Transaction Documents, it shall permit the Initial Purchaser to review and approve such release in advance.

(k)     None of the Originator, the Trust Depositor, the Servicer or the Issuer shall take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any Note to facilitate the sale, resale or exchange of the Notes.

(l)     The Originator, the Trust Depositor, the Servicer and the Issuer shall each cooperate with the Initial Purchaser and use its best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of The Depository Trust Company (“DTC”).

(m)    The Originator, the Trust Depositor, the Servicer and the Issuer shall each apply the net proceeds from the sale of the Notes as set forth in the Final Memorandum under the heading “Use of Proceeds”.

(n)     So long as any of the Notes are outstanding, the Originator, the Servicer, the Trust Depositor or the Issuer will furnish to the Initial Purchaser, by first-class mail, facsimile, email or such other method of delivery agreed to in writing by the Initial Purchaser, as soon as practicable: (i) all documents required to be distributed to the Holders of Notes; (ii) annual statements of compliance, annual independent certified public accountants’ reports (so long as the Initial Purchaser has executed an acknowledgment letter in favor of such accountants) and annual opinions of counsel furnished to the Trustee or the Owner Trustee pursuant to the Transaction Documents, following the date as such statements, reports and opinions are furnished to the Trustee or the Owner Trustee, as the case may be and (iii) from time to time, such other information concerning the Originator, the Trust Depositor, the Servicer, the Issuer, the Notes or the Certificate as the Initial Purchaser may reasonably request.

(o)     The Originator and the Servicer will extend to all prospective investors the opportunity to ask questions of, and receive answers from, the Originator and the Servicer concerning the Notes and the terms and conditions of the offering thereof and to obtain such information as such prospective investors may consider necessary in making an informed investment decision or to verify the accuracy of the information set forth in the Memoranda, to the extent the Originator or the Servicer possesses the same or can acquire it without unreasonable effort or expense, provided that the Originator and the Servicer shall be under no obligation to divulge information that is proprietary or confidential.

(p)     The Issuer, the Originator and the Trust Depositor shall not, for a period of one-hundred eighty (180) days from the date of the Final Memorandum, among other things, directly or indirectly, offer for sale, sell, or otherwise dispose of any securities of the Issuer substantially similar to the Notes or securities convertible into or exchangeable for such similar securities of the Issuer, in each case without the prior written consent of the Initial Purchaser.

(q)     The Originator will comply, and will cause each of its affiliates, including any Majority-Owned Affiliate that owns an interest in the Retained Interest, to comply, with all applicable requirements under the Credit Risk Retention Rules for so long as those requirements are applicable, including holding the Retained Interest for the duration required in the Credit Risk Retention Rules without any hedging, transfer or financing of the Retained Interest that would contravene the Credit Risk Retention Rules or the Transaction Documents. The Originator is and will be solely responsible for compliance with the disclosure requirements of the Credit Risk Retention Rules, including the contents of all such disclosures and ensuring that any required post-closing disclosures are timely provided to investors by an appropriate method that does not require any involvement of the Initial Purchaser or the Co-Managers. Any hedging, transfer or financing of the Retained Interest that would contravene the Credit Risk Retention Rules or the Transaction Documents shall be void ab initio and of no effect.

Section 7.     Conditions of the Initial Purchaser Obligations.

The obligation of the Initial Purchaser to purchase the Notes on the Closing Date will be subject to the accuracy, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), of the representations and warranties of each of the Originator, the Trust Depositor, the Servicer and the Issuer, as applicable, herein and the other Transaction Documents, to the performance, in all material respects (except that such materiality qualifier shall not be applicable to the performance of any obligations that already are qualified or modified by materiality in the text thereof), by each of the Originator, the Trust Depositor, the Servicer and the Issuer, as applicable, of its obligations hereunder and the other Transaction Documents and to the following additional conditions precedent:

(a)     The Originator, the Trust Depositor, the Servicer and the Issuer shall have obtained all governmental authorizations (if any) required in connection with the issuance and sale or exchange of the Notes and the performance of its obligations hereunder and under the other Transaction Documents to which it is a party.

(b)     The Notes shall have been duly authorized, executed, authenticated, delivered and issued, the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and the Required Loan Documents in respect of the Loans shall have been delivered to the Trustee pursuant to and as required by the Sale and Servicing Agreement.

(c)     The Initial Purchaser and the Co-Managers shall have received a certificate, dated as of the Closing Date, on behalf of the Originator to the effect that the party executing such certificate has carefully examined this Agreement, the Final Memorandum and the Transaction Documents and that, to the best of such party’s knowledge (i) since the date information is given in the Final Memorandum, there has not been any material adverse change in (A) the business, operations, properties, assets, liabilities, shareholders’ equity, earnings, financial condition or results of operations of the Originator and its subsidiaries, considered as one enterprise, (B) the ability of the Originator, the Trust Depositor, the Servicer or the Issuer to perform their respective obligations hereunder or under the other Transaction Documents, or (C) except as contemplated by the Final Memorandum, the characteristics of the Loans, (ii) the representations and warranties of each of the Originator, the Trust Depositor, the Servicer and the Issuer as set forth herein and in the other Transaction Documents are true and correct in all material respects as of the Closing Date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as though such representations and warranties had been made on and as of such date, (iii) each of the Originator, the Trust Depositor, the Servicer and the Issuer has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied, under this Agreement and the other Transaction Documents, at or prior to the Closing Date, (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) and (iv) nothing has come to the attention of such officer that would lead such officer to believe that (A) the Time of Sale Information, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Final Memorandum, as of its date and as of the Closing Date, or any Additional Offering Material, as of its respective date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)     The Notes shall have been rated no less than “A(sf)” by the Hired NRSRO, such rating shall not have been rescinded, and no public announcement shall have been made by Hired NRSRO that such rating of the Notes has been placed under review.

(e)     PricewaterhouseCoopers LLP shall have furnished to the Initial Purchaser and the Co-Managers “agreed upon procedures” letters, dated the date of delivery thereof, in form and substance satisfactory to the Initial Purchaser and the Co-Managers, with respect to certain financial and statistical information contained in the static pool reports, the Preliminary Memorandum and the Final Memorandum.

(f)     The Initial Purchaser and the Co-Managers shall have received an opinion, dated the Closing Date, of Nixon Peabody LLP counsel to the Trustee, in form and substance satisfactory to the Initial Purchaser.

(g)     The Initial Purchaser and the Co-Managers shall have received legal opinions of Dechert LLP, counsel to the Originator, the Trust Depositor, the Servicer and the Issuer, (i) with respect to certain corporate, enforceability, noncontravention of material agreements (including organizational documents and material debt documents), federal tax, perfection and priority of security interest, securities law, investment company matters, and other customary matters, in form and substance satisfactory to the Initial Purchaser, (ii) with respect to certain “true sale” issues in form and substance satisfactory to the Initial Purchaser and (iii) with respect to certain “non-consolidation” issues, in each case, in form and substance satisfactory to the Initial Purchaser. Dechert LLP shall also provide a customary “negative assurances” letter, dated as of the Closing Date, addressed to the Initial Purchaser and in form and substance reasonably satisfactory to its counsel, containing customary exceptions and limitations, to the effect that such counsel has no reason to believe that the Preliminary Memorandum, at the Time of Sale, or the Final Memorandum, as of its date and on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other information of a statistical, accounting or financial nature included in the Preliminary Memorandum and the Final Memorandum).

(h)     The Initial Purchaser and the Co-Managers shall have received opinions of Richards, Layton & Finger, PA, counsel to the Owner Trustee and special Delaware counsel to the Trust Depositor and the Issuer, with respect to (i) certain corporate and enforceability matters regarding the Owner Trustee, (ii) certain Delaware limited liability company matters, (iii) certain Delaware statutory trust matters, (iv) certain corporate, perfection and priority issues and (v) whether Delaware law, and not federal law, would govern the determination of what persons or entities have the authority to file a voluntary bankruptcy petition on behalf of the Trust Depositor, in each case, in form and substance satisfactory to the Initial Purchaser.

(i)     The Initial Purchaser and the Co-Managers shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated the Closing Date, in customary form.

(j)     The Initial Purchaser and the Co-Managers shall have received from the Owner Trustee, a certificate signed by one or more duly authorized officers of the Owner Trustee, dated the Closing Date, in customary form.

(k)     The Originator shall have furnished to the Initial Purchaser and the Co-Managers and their respective counsel such further information, certificates and documents as the Initial Purchaser and its counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement, the other Transaction Documents and all documents incidental hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

(l)     The Initial Purchaser and the Co-Managers shall have received from Winston & Strawn LLP, its counsel, a “negative assurance” letter, dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and the Co-Managers; and the Originator shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on all matters contained therein.

(m)     The Issuer shall have (or shall cause to be) delivered to DTC (or an approved custodian therefor) the Notes, in each case in global form and as described in Section 3(b) above, duly executed by the Issuer and authenticated by the Trustee. The Issuer shall have issued the Certificate.

(n)     The Issuer shall have executed and delivered to the DTC a standard “letter of representations” sufficient to cause DTC to qualify the Notes issued in global form for inclusion in DTC’s book-entry registration and transfer system.

(o)     Each of the Collection Account, the Principal Reinvestment Account, the Reserve Account and the Distribution Account shall have been established in accordance with the terms of the Transaction Documents.

(p)     All other documents incidental hereto, to the other Transaction Documents shall be reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser, this Agreement and all of the Initial Purchaser’s obligations hereunder may be canceled by the Initial Purchaser at or prior to delivery of and payment for the Notes. Notice of such cancellation shall be given to the Originator in writing, or by telephone or facsimile confirmed in writing.

Section 8.     Indemnification and Contribution.

(a)     Each of the Originator, the Trust Depositor, the Servicer and the Issuer, shall, jointly and severally, indemnify and hold harmless each of the Initial Purchaser, the Co-Managers and their respective affiliates, directors, officers, employees, agents and each Person, if any, who controls the Initial Purchaser or such Co-Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Memorandum, the Time of Sale Information, the Final Memorandum or any Additional Offering Materials or in any amendment or supplement thereto, or (B) in any “blue sky” application or other document prepared or executed by the Originator, the Trust Depositor, the Servicer or the Issuer (or based upon any written information furnished by the Originator, the Trust Depositor, the Servicer or the Issuer) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in the Preliminary Memorandum, Time of Sale Information, the Final Memorandum or Additional Offering Materials, or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser or any Co-Manager in connection with, or relating in any manner to, matters covered by clause (i) or (ii) above, excluding, however, any such act or failure to act or any such alleged act or failure to act by the Initial Purchaser or such Co-Manager that is the result of willful misconduct or gross negligence on the part of the Initial Purchaser or such Co-Manager, or (iv) the violation of any securities laws (including without limitation the anti-fraud provision thereof) of any foreign jurisdiction in which the Notes are offered; provided, however, that the Originator, the Trust Depositor, the Servicer and the Issuer will not be liable in any such case to the extent but only to the extent that it is determined in a final and unappealable judgment by a court of competent jurisdiction that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Originator, the Trust Depositor, the Servicer or the Issuer by or on behalf of the Initial Purchaser or the Co-Managers, as applicable, expressly for use in such Preliminary Memorandum, Time of Sale Information, the Final Memorandum, Blue Sky Application or any Additional Offering Materials (as the case may be); provided, further, that the foregoing indemnity shall not inure to the benefit of any Indemnified Party from whom the person asserting any such loss, claim, damage, liability or expense purchased the Notes which are the subject thereof on the Closing Date if the Indemnified Party sold Notes to or placed Notes with the person alleging such loss, claim, damage or liability without sending or giving a copy of the Time of Sale Information at or prior to the confirmation of the sale of the Notes, if the Originator shall have previously furnished copies thereof to such Indemnified Party and the loss, claim, damage or liability of such person results from an untrue statement or omission of a material fact contained in the Preliminary Memorandum which was corrected in the Time of Sale Information.  The parties agree that such information provided by or on behalf of the Initial Purchaser and the Co-Managers consists solely of the Initial Purchaser Information (with respect to the Initial Purchaser and its affiliates, officers, employees, agents and each Person, if any, that controls the Initial Purchaser) and the applicable Co-Manager Information (with respect to the applicable Co-Manager and its affiliates, officers, employees, agents and each Person, if any, that controls such Co-Manager).

Each of the Originator, the Servicer, the Trust Depositor and the Issuer hereby agrees, jointly and severally, to indemnify and hold harmless the Indemnified Parties, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any website maintained in compliance with Rule 17g-5 under the Exchange Act by or on behalf of any of the Originator, the Trust Depositor, the Servicer or the Issuer in connection with the marketing of the offering of the Notes and the posting of information thereon pursuant to Rule 17g-5, (ii) the contents of any Form 15G furnished by the Issuer to the Securities Exchange Commission, or (iii) the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties, except, in the case of this clause (iii), to the extent any such loss, liability, claim, damage or expense results from the gross negligence, willful misconduct or bad faith of such Indemnified Party, as determined in a final and unappealable judgment by a court of competent jurisdiction.

Each of the Originator, the Trust Depositor, the Servicer and the Issuer agrees that it shall, jointly and severally, reimburse each Indemnified Party promptly upon demand for any documented, out-of-pocket legal or other expenses reasonably incurred by that Indemnified Party in connection with investigating or defending or preparing to defend against any losses, liabilities, claims, damages for which indemnity is being provided pursuant to this Section 8(a) as such expenses are incurred.

The foregoing indemnity agreement will be in addition to any liability which the Originator, the Trust Depositor, the Servicer and the Issuer may otherwise have, including but not limited to other liability under this Agreement.

(b)     The Initial Purchaser and each Co-Manager shall severally and not jointly indemnify and hold harmless each of the Originator, the Trust Depositor, the Servicer and the Issuer, their respective officers, directors and employees, and each other person, if any, who controls any of the Originator, the Trust Depositor, the Servicer or the Issuer, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Memorandum, Time of Sale Information, the Final Memorandum, Additional Offering Materials or in any amendment or supplement thereto, or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Memorandum, Time of Sale Information, Additional Offering Materials or the Final Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Originator, the Trust Depositor, the Servicer or the Issuer by or on behalf of the Initial Purchaser or such Co-Manager expressly for use in such Preliminary Memorandum, Time or Sale Information, Final Memorandum, Additional Offering Materials, amendment or supplement thereto, or Blue Sky Application (which information is limited to (x) in the case of the Initial Purchaser, the Initial Purchaser Information and (y) in the case of each Co-Manager, the applicable Co-Manager Information); provided, however, that in no case shall the Initial Purchaser or the Co-Managers be liable or responsible for any amount in excess of (x) in the case of the Initial Purchaser, the “Financing Fee” payable to the Initial Purchaser in accordance with the Initial Purchaser Engagement Letter, (y) in the case of MUFG, the fee payable pursuant to that certain Fee Letter, dated as of the date hereof, by and among MUFG, the Originator, the Trust Depositor, the Servicer and the Issuer (the “MUFG Fee Letter”), and (z) in the case of Wells Fargo, the fee payable pursuant to that certain Fee Letter, dated as of the date hereof, by and among Wells Fargo, the Originator, the Trust Depositor, the Servicer and the Issuer (the “Wells Fargo Fee Letter” and together with the Initial Purchaser Engagement Letter and the MUFG Fee Letter, collectively, the “Fee Letters”); provided, further, that the Initial Purchaser shall not be liable for the Co-Manager Information or for any misstatement or omission by any Co-Manager and no Co-Manager shall be liable for the Initial Purchaser Information or the Co-Manager Information provided by any other Co-Manager or for any misstatement or omission by the Initial Purchaser or any other Co-Manager.

The foregoing indemnity agreement will be in addition to any liability which the Initial Purchaser or the Co-Managers may otherwise have, including but not limited to other liability under this Agreement.

(c)     Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced due to the forfeiture of substantive rights or defenses as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder).  In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties or (v) the named parties in any such proceeding (including any impleaded parties) include an Indemnified Party, on the one hand, and any of the Originator, the Trust Depositor, the Servicer or the Issuer, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, in any of which events (i) through (v) such fees and expenses shall be borne by the indemnifying parties (and the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties).  No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party. In connection with the enforcement by the Initial Purchaser or any Co-Manager of its rights under subsection (a) or (b) above, none of the Initial Purchaser or any Co-Manager shall be required to join as a party to any relevant action or proceeding the Co-Managers or the Initial Purchaser.

(d)     In order to provide for contribution in circumstances in which the indemnification provided for in Section 8(a) through (c) is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Originator, the Trust Depositor, the Servicer, the Issuer, the Initial Purchaser and the Co-Managers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Originator, the Trust Depositor, the Servicer and the Issuer, any contribution received by the Originator, the Trust Depositor, the Servicer and the Issuer from persons, other than the Initial Purchaser and the Co-Managers, who may also be liable for contribution, including their directors, officers, employees and persons who control the Originator, the Trust Depositor, the Servicer or the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) as incurred to which the Originator, the Trust Depositor, the Servicer, the Issuer, the Initial Purchaser or the Co-Managers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Originator, the Trust Depositor, the Servicer and the Issuer, on the one hand, and the Initial Purchaser and the Co-Managers, on the other hand, from the offering and sale of the Notes under this Agreement or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Originator, the Servicer, the Trust Depositor and the Issuer, on the one hand, and the Initial Purchaser and the Co-Managers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  For purposes of this Section 8(d), the relative benefits received by the Originator, the Servicer, the Trust Depositor, and the Issuer, on the one hand, and the Initial Purchaser and the Co-Managers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering and sale of the Notes under this Agreement (net of discounts, commissions and fees but before deducting expenses) received by the Originator, the Servicer, the Trust Depositor and the Issuer or their affiliates under this Agreement, on the one hand, and the discounts, commissions or fees received by the Initial Purchaser and the Co-Managers under this Agreement and the applicable Fee Letter, on the other hand, bear to the aggregate offering price to investors of the Notes purchased under this Agreement, as set forth on the cover of the Final Memorandum.  The relative fault of each of the Originator, the Servicer, the Trust Depositor and the Issuer, on the one hand, and of the Initial Purchaser and the Co-Managers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Originator, the Servicer, the Trust Depositor and the Issuer or their affiliates or the Initial Purchaser or the applicable Co-Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Originator, the Servicer, the Trust Depositor, the Issuer, the Initial Purchaser and the Co-Managers each agrees that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d).  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8(d) shall be deemed to include any documented, out-of-pocket legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 8(d), (i) none of the Initial Purchaser or any Co-Manager shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes resold by it under this Agreement and/or the amount of any fees paid to it under this Agreement and the applicable Fee Letter exceeds the amount of any damages which the Initial Purchaser or such Co-Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8(d), (A) each of the Indemnified Parties other than the Initial Purchaser or the Co-Managers shall have the same rights to contribution as the Initial Purchaser or the Co-Managers, and (B) each director, officer or employee of the Originator, the Trust Depositor, the Servicer or the Issuer and each person, if any, who controls the Originator, the Trust Depositor, the Servicer or the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Originator, the Trust Depositor, the Servicer or the Issuer, subject in each case of (A) and (B) to clauses (i) and (ii) of the immediately preceding sentence.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(d) or otherwise.  The obligations of the Originator, the Trust Depositor, the Servicer or the Issuer to contribute pursuant to this Section 8(d) shall be joint and several. The obligations of the Initial Purchaser and each Co-Manager to contribute pursuant to this Section 8(d) shall be several and not joint.

(e)        The Initial Purchaser, the Co-Managers, the Originator, the Trust Depositor, the Servicer and the Issuer each confirms, acknowledges and agrees that (x) the term “Initial Purchaser Information” shall mean (i) the statements with respect to the offering of the Notes by the Initial Purchaser set forth in the second paragraph of the section entitled “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum, (ii) the information set forth in the risk factor entitled “The Issuer will be subject to various conflicts of interest involving the Initial Purchaser and its affiliates” in the Preliminary Memorandum and the Final Memorandum and (iii) the name of the Initial Purchaser set forth on the front and back cover page of the Preliminary Memorandum and the Final Memorandum and (y) the term “Co-Manager Information” shall mean, with respect to each Co-Manager, the name of such Co-Manager set forth on the front and back cover page of the Preliminary Memorandum and the Final Memorandum and the information set forth with respect to such Co-Manager in the risk factor entitled “The Issuer will be subject to various conflicts of interest involving the Co-Managers and their respective affiliates” in the Preliminary Memorandum and the Final Memorandum.

Section 9.     Termination.

The Initial Purchaser shall have the right to terminate this Agreement at any time prior to the Closing Date, if, at or after the Time of Sale, any of the following shall occur, which remains outstanding or the effects of which remain outstanding: (i) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Initial Purchaser will in the immediate future materially disrupt, the market for the Originator’s securities or securities in general; or (ii) trading on the NYSE or NASDAQ shall have been suspended or been made subject to material limitations, or minimum prices for trading shall have been fixed, on the NYSE or NASDAQ or by order of the United States Securities and Exchange Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any New York State or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any significant outbreak or escalation of hostilities or significant acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other significant calamity or crisis or any significant change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the reasonable judgment of the Initial Purchaser, is sufficiently material and adverse so as to make it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes, on the terms and in the manner contemplated by the Memoranda; or (v) the Initial Purchaser shall decline to purchase the Notes for any reason permitted under this Agreement. Any notice of termination pursuant to this Section 9 shall be in writing.

Section 10.     Severability Clause.

Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

Section 11.     Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid and effective only upon receipt and (a) if sent to the Initial Purchaser, will be delivered to Guggenheim Securities, LLC, 330 Madison Avenue, New York, New York 10017, Attention: Robert Horowitz (Banking) / John Robinson (General Counsel), Re: Hercules Capital Funding Trust 2019-1; (b) if sent to the Originator, the Trust Depositor or the Issuer will be delivered to such party c/o Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, Attention: David Lund; (c) if to MUFG, to MUFG Securities Americas Inc., 1221 Ave of the Americas, 6th Floor, New York, New York 10020, Attention: Tricia Hazelwood and the Legal Department; (d) if to Wells Fargo, to Wells Fargo Securities, LLC, 550 South Tryon Street, MAC D1086-051, Charlotte, North Carolina 28202, Attention: Michael Barath; or (e) in each case at any other address previously furnished in writing to the other parties hereto by such Person.

Section 12.     Representations and Indemnities to Survive.

The respective agreements, representations, warranties, indemnities and other statements of the Originator, the Trust Depositor, the Servicer, the Issuer and their respective officers and of the Initial Purchaser or any Co-Manager set forth in or made pursuant to this Agreement shall remain in full force and effect (in the case of the Originator, regardless of any investigation or any statements as to the results thereof made by or on behalf of the Initial Purchaser, such Co-Manager, the Originator, the Trust Depositor, the Issuer or indemnified party or any officer, director, employee or controlling person of the Initial Purchaser, such Co-Manager the Originator, the Trust Depositor, the Issuer or indemnified party), regardless of the completion of the arrangements for the purchase and issuance of the Notes or any investigation made by or on behalf of the Initial Purchaser, such Co-Manager, the Originator, the Trust Depositor, the Issuer or indemnified party. The provisions of Sections 2(b), 8, 14, and 17 of this Agreement shall survive the termination or cancellation of this Agreement. For the avoidance of doubt, the Initial Purchaser Engagement Letter shall remain in full force and effect in accordance with its terms, notwithstanding the entry into and effectiveness of this Agreement.

Section 13.     Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors by merger, consolidation or acquisition of their assets substantially as an entity and each indemnified party referred to in Section 8 of this Agreement and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

Section 14.     Applicable Law.

(a)     THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

(b)     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(b).

(c)     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH SUCH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 15.     Counterparts, Etc.

This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, modified, changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

Section 16.     No Petition; Limited Recourse.

(a)     The Initial Purchaser and the Co-Managers each hereby covenants and agrees that, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the payment in full of the Notes rated by Hired NRSRO, it will not institute against the Issuer or the Trust Depositor or join any other Person in instituting against the Issuer or the Trust Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

(b)     Notwithstanding anything to the contrary herein, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer payable solely from the Collateral securing the Notes and all other assets of the Issuer and following the exhaustion of such Collateral and such other assets, any claims of the Initial Purchaser and the Co-Managers hereunder against the Issuer shall be extinguished. All payments by the Issuer to the Initial Purchaser hereunder shall be made subject to and in accordance with the Priority of Payments set forth in Section 7.06 of the Sale and Servicing Agreement.

Section 17.     USA Patriot Act Notice. The Initial Purchaser and the Co-Managers each hereby notifies the Originator, the Trust Depositor, the Servicer and the Issuer that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Originator, the Trust Depositor, the Servicer and the Issuer, such information includes the name and address of each of the Originator, the Trust Depositor, the Servicer and the Issuer and other information that will allow the Initial Purchaser and the Co-Managers to identify each other party in accordance with the Patriot Act.

Section 18.     Arm’s-Length Transaction; Other Transactions.

(a)     Each of the Originator, the Trust Depositor, the Servicer and the Issuer acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related discounts, commissions and fees, is an arm’s-length commercial transaction between the Issuer, on the one hand, and the Initial Purchaser or the applicable Co-Manager, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each of the Initial Purchaser and the Co-Managers is and has been acting solely as a principal and is not an agent or fiduciary of the Originator, the Trust Depositor, the Servicer or the Issuer or any of their respective equity holders, creditors, employees or any other party, (iii) none of the Initial Purchaser or the Co-Managers has assumed nor will it assume an advisory or fiduciary responsibility in favor of the Originator, the Trust Depositor, the Servicer or the Issuer, with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchaser or such Co-Manager has advised or is currently advising any of the Originator, the Trust Depositor, the Servicer or Issuer on other matters) and none of the Initial Purchaser or the Co-Managers has any obligation to any of the Originator, the Trust Depositor, the Servicer or the Issuer with respect to the offering contemplated hereby, except the obligations expressly set forth in this Agreement, and (iv) none of the Initial Purchaser or the Co-Managers has provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Originator, the Trust Depositor, the Servicer and the Issuer has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(b)     Each of the Originator, the Trust Depositor, the Servicer and the Issuer acknowledges and agrees that the Initial Purchaser, the Co-Managers and their respective affiliates may presently have and may in the future have investment and commercial banking, trust and other relationships with parties other than the Originator, the Trust Depositor, the Servicer and the Issuer, which parties may have interests with respect to the purchase and sale or exchange of the Notes. Although the Initial Purchaser and the Co-Managers in the course of such other relationships may acquire information about the purchase and sale or exchange of the Notes, potential purchasers of the Notes or such other parties, none of the Initial Purchaser or the Co-Managers shall have any obligation to disclose such information to any of the Originator, the Trust Depositor, the Servicer or the Issuer. Furthermore, each of the Originator, the Trust Depositor, the Servicer and the Issuer acknowledges that the Initial Purchaser and the Co-Managers may have fiduciary or other relationships whereby the Initial Purchaser or any such Co-Manager may exercise voting power over securities of various persons, which securities may from time to time include securities of any of the Originator, the Trust Depositor, the Servicer or the Issuer or their respective affiliates or of potential purchasers. Each of the Originator, the Trust Depositor, the Servicer and the Issuer acknowledges that the Initial Purchaser and the Co-Managers may exercise such powers and otherwise perform any functions in connection with such fiduciary or other relationships without regard to its relationship to the Originator, the Trust Depositor, the Servicer or the Issuer hereunder.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Originator, the Trust Depositor, the Servicer, the Issuer, the Initial Purchaser and the Co-Managers.

Very truly yours,

HERCULES CAPITAL, INC., as Originator and as Servicer

By:
Name:
Title:

Hercules Capital Funding 2019-1 LLC, as Trust Depositor

By:
Name:
Title:

Hercules Capital Funding Trust 2019-1, as Issuer

By:
Name:
Title:

Hercules Capital Funding Trust 2019-1

Note Purchase Agreement

S-1

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

GUGGENHEIM SECURITIES, LLC
as the Initial Purchaser

By:
Name:
Title:

MUFG Securities Americas Inc.
as a Co-Manager

By:
Name:
Title:

Wells Fargo Securities, LLC
as a Co-Manager

By:
Name:
Title:

Hercules Capital Funding Trust 2019-1

Note Purchase Agreement

S-2

SCHEDULE I

Principal Amount

Hercules Capital Funding Trust 2019-1 Fixed Rate Senior Notes: $250,000,000

SCHEDULE II

TIME OF SALE INFORMATION

Hercules Capital Funding Trust 2019-1 Fixed Rate Senior Notes

**Priced** 144A/Reg S

Note Type	SIZE	RATING	COUPON	PRICE
Rule 144A	$250,000,000	A(sf)	4.703%	99.99798%
Reg S	$0	A(sf)	4.703%	99.99798%